UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St., Suite 2, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period: 4/30/14

Item 1.  Reports to Stockholders.

PTA	PTA COMPREHENSIVE ALTERNATIVES FUND

Annual Report

April 30, 2014

1-888-899-2726

www.PreservationTrust.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

PTA COMPREHENSIVE ALTERNATIVES FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2014

Dear Fellow Shareholder,

We are pleased to present the third annual report for the PTA Comprehensive Alternatives Fund (the “Fund”) for your information. We appreciate the conﬁdence and trust placed with us.

On November 1, 2011, Preservation Trust Advisors (“PTA) became the Manager to the Bull Path Long Short Fund, an alternative long-short strategy and simultaneously converted it to PTA Comprehensive Alternatives Fund, a more broad multi-alternatives strategy (ticker symbols: BPFIX, BPFAX, BPFCX).

The goal of the Fund is to provide a comprehensive conservative liquid alternatives allocation through what we believe are best-in-class private alternatives investment managers and additional liquid investment strategies available in a hedge fund or mutual fund format. The Fund seeks to achieve long term capital appreciation with an emphasis on positive (absolute) returns and low correlation to traditional ﬁnancial market indices.

For the twelve month period ending April 30, 2014, the Fund (Institutional Class) generated returns of -0. 43%, the Barclays US AGG Bond TR USD was -0.26%, the Multi-Alternative Index was 2.13% and the S&P 500 Index was 20.44%. Throughout this period, PTA utilized several different investment approaches with the goal of achieving broad exposure and broad diversiﬁcation. At the same time, the Fund has lowered its turnover rate to 167% as of April 30, 2014, from 170% as of April 30, 2013, and 552% as of April 30, 2012 (the fiscal year majority-managed by PTA’s predecessor). Standard deviation (volatility) has also been signiﬁcantly reduced and was 2.27% for the past 12 months as of April 30, 2014, down from 5.41% for the past three years as of April 30, 2014. The PTA Comprehensive Alternatives Fund standard deviation (volatility) was approximately one-half of the Barclays US AGG Bond TR USD index standard deviation (volatility) of 4.21% for the same twelve month time period as of April 30, 2014.

Alternative strategies employed included SSI Investment Management (SSI Convertible Income Arbitrage Strategy), Coe Capital Management (Intrinsic Edge Long Short Strategy), Horizon Kinetics Investment Management (Horizon Credit Premium Strategy and Horizon Spin-Off with Path-Dependent Hedge Strategy); and Zebra Capital Management (Zebra US Equity Beta Neutral Hedge Strategy).  Each of these strategies are managed by well-seasoned investment managers.

PTA believes it is making good progress in its goal to provide a valuable investment tool that assists in a credible response to current global market conditions. The most signiﬁcant impact on performance was the conservative nature of the strategies and low volatility, keeping to our mandate during a year of nearly unabated euphoria.  The Manager of the Fund has allocated to several new strategies that historically have provided low volatility and higher alpha. The intention of the Fund is to be less dependent on market cycles.

In the current market environment, which appears to hold increased interest rate risk, a return to fundamentals and away from quantitative easing, we continue to prefer, as core exposures, a diversiﬁed range of alternative investment strategies, offered through private hedge funds and mutual funds managed by specialist managers. The alternative strategies we favor, while not totally immune from major market upsets, are generally low-correlated to other asset classes and low-correlated to each other. We believe market conditions will become increasingly volatile and solicitous of increasingly disparate public market analyses. The desired impact of PTA’s collective strategies is that they prove to be a reliable and durable addition to bond and equity portfolios.

Sincerely,

Christopher R. Wolf

CEO and CIO

Preservation Trust Advisors, LLC

Multi-Alternative Index: measures funds exposed to a combination of strategies like long/short equity and debt, managed futures, global macro, and convertible arbitrage, among others.

Barclays US Aggregate Bond Index:  measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

S&P 500 Index: an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

You cannot invest directly in an index and unmanaged index returns do not reﬂect any fees, expenses or sales charges.

3133-NLD-6/27/2014

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO REVIEW (Unaudited)
April 30, 2014

The Fund's performance figures* for the year ended April 30, 2014, compared to its benchmark:
	One Year	Three Year	Five Year		Inception - April 30, 2014
				Ten Year
PTA Comprehensive Alternatives Fund Class I	(0.43)%	(2.90)%	(0.63)%	1.15%	4.65%	(1)
Barclays Aggregate Bond Index	(0.26)%	3.60%	4.88%	4.83%	4.68%	(2)
S&P 500 Total Return Index	20.44%	13.83%	19.14%	7.67%	9.34%	(2)
PTA Comprehensive Alternatives Fund Class A	(0.62)%	(3.16)%	n/a	n/a	(1.15)%	(3)
PTA Comprehensive Alternatives Fund Class A - with load	(6.31)%	(5.06)%	n/a	n/a	(2.33)%	(3)
PTA Comprehensive Alternatives Fund Class C	(1.40)%	(3.87)%	n/a	n/a	(1.88)%	(3)
Barclays Aggregate Bond Index	(0.26)%	3.60%	4.88%	4.83%	4.80%	(4)
S&P 500 Total Return Index	20.44%	13.83%	19.14%	7.67%	18.16%	(4)

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund's prospectus dated August 28, 2013 is 4.52%, 4.47%, and 5.38% for Class I, Class A and Class C shares, respectively. Class A shares are subject to a sales charge of 5.75% imposed on purchases and a maximum deferred sales charge of 1.00%. Returns greated than one year are annualized.  For performance information current to the most recent month-end, please call 1-888-899-2726.

The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies.  Index returns assume reinvestment of dividends.  Investors may not invest in the indexes directly; unlike the Fund's returns, the indexes do not reflect any fees or expenses.

The Barclays Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends.  Investors may not invest in the indexes directly; unlike the Fund's returns, the indexes do not reflect any fees or expenses.

(1) Inception date is October 1, 2002.  Performance data reflects the PTA Comprehensive Alternatives Fund's predecessor limited investment partnership ("predecessor partnership") and is net of management fees and other expenses, but does not include the effect of the performance fee.  The predecessor partnership's performance is only for the periods before the Fund's registration statement was effective, which was May 29, 2009.  During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

(2) Return is as of the Class I inception date of October 1, 2002.
(3) Inception date is May 29, 2009.
(4) Return is as of the Class A and Class C inception date of May 29, 2009.

Portfolio Composition as of April 30, 2014 (Unaudited)

Top Holdings by Industry				% of Net Assets
Money Market Funds				42.3%
Mutual Funds - Debt				7.6%
Mutual Fund - Asset Allocation				7.6%
Exchange Traded Funds - Equity				7.5%
Mutual Funds - Closed End				3.0%
Oil & Gas				2.5%
Mutual Funds - Equity				2.3%
Exchange Traded Fund - Debt				2.3%
Commercial Services				1.5%
Other, Cash & Cash Equivalents				23.4%
				100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS
April 30, 2014
Shares		Value
	COMMON STOCK - 14.2%
	AEROSPACE / DEFENSE - 0.1%
116	TransDigm Group, Inc.	$ 20,633

	APPAREL - 0.0%
249	Sketchers U.S.A., Inc. - Cl. A *	10,207

	AUTO PARTS & EQUIPMENT - 0.3%
216	Icahn Enterprises LP	21,812
512	Magna International, Inc. - Cl. A	50,171
		71,983
	BANKS - 0.1%
335	BOK Financial Corp.	21,916
47	First Citizens BancShares, Inc. - Cl. B	10,570
		32,486
	BEVERAGES - 0.2%
620	Brown-Forman Corp. - Cl. B	55,626
47	Crimson Wine Group Ltd. *	418
		56,044
	BUILDING MATERIALS - 0.5%
599	Eagle Materials, Inc.	49,915
52	Martin Marietta Materials, Inc.	6,465
1,454	Quanex Building Products Corp.	27,393
630	Trex Co., Inc. *	49,468
		133,241
	CHEMICALS - 0.2%
116	International Flavors & Fragrances, Inc.	11,428
21	NewMarket Corp.	7,819
157	Sigma-Aldrich Corp.	15,105
132	Terra Nitrogen Co. LP	19,749
		54,101
	COAL - 0.1%
244	Alliance Holdings GP LP	16,299

	COMMERCIAL SERVICES - 1.1%
604	Booz Allen Hamilton Holding Corp.	14,037
837	Cintas Corp.	49,324
916	Euronet Worldwide, Inc. *	42,127
881	ExamWorks Group, Inc. *	32,421
455	Genpact Ltd. *	7,671
1,344	KAR Auction Services, Inc.	40,024
948	Korn/Ferry International *	27,539
198	McGraw Hill Financial, Inc.	14,638
1,002	Quanta Services, Inc. *	35,351
278	Rollins, Inc.	8,362
230	SEI Investments Co.	7,447
		278,941
	COMPUTERS - 0.2%
823	Cadence Design Systems, Inc. *	12,806
281	Diebold, Inc.	10,568
1,072	Maxwell Technologies, Inc. *	16,144
277	Synopsys, Inc. *	10,421
		49,939
	DISTRIBUTION / WHOLESALE - 0.3%
606	Arrow Electronics, Inc. *	34,391
111	Beacon Roofing Supply, Inc. *	3,949
173	Genuine Parts Co.	15,072
502	Ingram Micro, Inc. *	13,534
		66,946
	DIVERSIFIED FINANCIAL SERVICES - 0.5%
32	Affiliated Managers Group, Inc. *	6,342
2,129	Dundee Corp. - Cl. A *	31,160
78	E*Trade Financial Corp. *	1,751
1,124	Franklin Resources, Inc.	58,841
3,340	Imperial Holdings, Inc. *	22,345
218	T. Rowe Price Group, Inc.	17,904
		138,343

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares		Value
	ELECTRIC - 0.6%
328	Alliant Energy Corp.	$ 19,181
657	Edison International	37,160
184	Integrys Energy Group, Inc.	11,276
1,370	Public Service Enterprise Group, Inc.	56,129
409	SCANA Corp.	21,955
		145,701
	ELECTRICAL COMPONENTS & EQUIPMENT 0.3%
802	EnerSys, Inc.	54,199
239	Hubbell, Inc. - Cl. B	28,135
		82,334
	ELECTRONICS - 0.6%
446	Avnet, Inc.	19,236
951	Benchmark Electronics, Inc. *	22,044
204	FLIR Systems, Inc.	6,944
271	Garmin Ltd.	15,474
17	Mettler-Toledo International, Inc. *	3,963
461	Rogers Corp. *	27,669
789	TE Connectivity Ltd.	46,535
		141,865
	ENTERTAINMENT - 0.2%
614	Bally Technologies, Inc. *	39,978

	FOOD - 0.3%
1,494	Kroger Co.	68,784
293	Sysco Corp.	10,674
		79,458
	GAS - 0.1%
280	AGL Resources, Inc.	15,120
212	UGI Corp.	9,898
		25,018
	HAND / MACHINE TOOLS - 0.2%
573	Lincoln Electric Holdings, Inc.	38,282
189	Snap-on, Inc.	21,924
		60,206
	HEALTHCARE-PRODUCTS - 0.5%
657	Baxter International, Inc.	47,823
634	Covidien PLC	45,173
340	DENSTPLY International, Inc.	15,174
173	Henry Schein, Inc. *	19,762
187	Natus Medical, Inc. *	4,643
201	Patterson Cos., Inc.	8,181
		140,756
	HOLDING COMPANIES - 0.2%
1,642	Leucadia National Corp.	41,904

	HOME BUILDERS - 0.2%
2,293	Brookfield Residential Properties, Inc. *	44,966

	HOME FURNISHINGS - 0.2%
1,131	Tempur Sealy International, Inc. *	56,754

	HOUSEWARES - 0.0%
162	Toro Co.	10,293

	INSURANCE - 0.6%
951	ACE Ltd.	97,306
167	American National Insurance Co.	18,772
442	Arch Capital Group Ltd. *	25,335
351	Cincinnati Financial Corp.	17,108
54	HCC Insurance Holdings, Inc.	2,481
63	WR Berkley Corp.	2,787
		163,789
	INTERNET - 0.2%
1,450	Cogent Communications Group, Inc.	49,982
158	Liberty Interactive Corp. *	4,591
		54,573

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares		Value
	INVESTMENT COMPANIES - 0.3%
941	Ares Capital Corp.	$ 16,157
639	Oaktree Capital Group LLC	33,867
1,274	Partners Value Fund, Inc. *	30,918
		80,942
	LODGING - 0.0%
69	Choice Hotels International, Inc.	3,048

	MACHINERY DIVERSIFIED - 0.1%
38	Graco, Inc.	2,755
346	Nordson Corp.	25,725
108	Zebra Technologies Corp. - Cl. A *	7,499
		35,979
	MEDIA - 0.7%
170	AMC Networks, Inc. *	11,164
1,224	DIRECTV - Cl. A *	94,982
68	John Wiley & Sons, Inc.	3,907
180	Scripps Networks Interactive, Inc.	13,513
706	Viacom, Inc. - Cl. B	59,996
		183,562
	MINING - 0.6%
1,214	Hi-Crush Partners LP	49,276
2,287	Southern Copper Corp.	68,930
996	US Silica Holdings, Inc.	44,989
		163,195
	MISCELLANEOUS MANUFACTURING - 0.3%
284	Crane Co.	20,655
433	Donaldson Co., Inc.	18,225
1,862	Federal Signal Corp. *	28,265
		67,145
	OFFICE FURNISHINGS - 0.0%
261	Steelcase, Inc.	4,301

	OIL & GAS - 0.9%
400	CVR Energy, Inc.	19,660
4,200	Halcon Resources Corp. *	23,184
1,238	Precision Drilling Corp.	16,094
739	Sanchez Energy Corp. *	20,899
2,517	Seadrill Ltd.	88,649
1,341	Western Refining, Inc.	58,334
		226,820
	OIL & GAS SERVICES - 0.1%
506	Matrix Service Co. *	15,671
535	RPC, Inc.	11,893
		27,564
	PACKAGING & CONTAINERS - 0.1%
150	Silgan Holdings, Inc.	7,463
158	Sonoco Products Co.	6,649
		14,112
	PHARMACEUTICALS - 0.0%
158	Lannett Co., Inc. *	5,456

	PIPELINES - 0.2%
772	Plains All American Pipeline LP	43,078

	PRIVATE EQUITY - 0.2%
981	Onex Corp.	55,438

	REAL ESTATE - 0.4%
6,529	Dream Unlimited Corp. - Cl. A *	89,132

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares		Value
	RETAIL - 0.5%
141	Ascena Retail Group, Inc. *	$ 2,425
281	Bed Bath & Beyond, Inc. *	17,459
279	Burger King Worldwide, Inc.	7,290
99	O'Reilly Automotive, Inc. *	14,730
234	Ross Stores, Inc.	15,931
1,280	The Finish Line, Inc. - Cl. A	35,238
197	Tiffany & Co.	17,236
381	TJX Cos., Inc.	22,167
195	World Fuel Services Corp.	8,880
		141,356
	SEMICONDUCTORS - 0.2%
313	Applied Micro Circuits Corp. *	3,039
217	Hittite Microwave Corp.	12,881
1,655	Ultratech, Inc. *	44,056
		59,976
	SOFTWARE - 0.1%
191	Broadridge Financial Solutions, Inc.	7,323
1,268	CA, Inc.	38,218
297	CommVault Systems, Inc. *	14,375
141	Intuit, Inc.	10,681
975	RADWARE Ltd. *	16,117
		86,714
	STORAGE / WAREHOUSING - 0.1%
689	Mobile Mini, Inc.	30,440

	TELECOMMUNICATIONS - 0.6%
1,708	Ciena Corp. *	33,767
8,038	Extreme Networks, Inc. *	45,977
3,152	JDS Uniphase Corp. *	39,936
549	NICE Systems Ltd. ADR	23,717
1,678	RF Micro Devices, Inc. *	14,162
		157,559
	TOYS, GAMES & HOBBIES - 0.1%
460	Mattel, Inc.	18,039

	TRANSPORTATION - 0.5%
136	ArcBest Corp.	5,357
216	CH Robinson Worldwide, Inc.	12,722
191	Forward Air Corp.	8,448
814	Knight Transportation, Inc.	19,316
47	Landstar System, Inc.	2,961
570	Roadrunner Transportation Systems, Inc. *	14,039
204	Ryder System, Inc.	16,765
586	Saia, Inc. *	24,126
1,885	Swift Transportation Co. *	45,334
		149,068
	TRUCKING & LEASING - 0.4%
350	AMERCO	87,539
396	Greenbrier Cos., Inc. *	20,766
		108,305

	TOTAL COMMON STOCK (Cost - $3,551,909)	3,767,987

	MUTUAL FUNDS - 20.5%
	ASSET ALLOCATION FUND - 7.6%
125,000	The Merger Fund	2,020,001

	CLOSED END FUNDS - 3.0%
2,200	Avenue Income Credit Strategies Fund	38,830
2,390	DoubleLine Income Solutions Fund	52,461
2,184	DoubleLine Opportunistic Credit Fund	50,363
1,500	First Trust Strategic High Income Fund II	24,105
2,052	Helios Advantage Income Fund, Inc.	19,617
3,000	Helios High Income Fund, Inc.	26,280
4,200	Helios Multi-Sector High Income Fund, Inc.	28,140
3,095	LMP Corporate Loan Fund, Inc.	37,450
1,465	Montgomery Street Income Securities, Inc.	23,938
2,500	Nuveen Credit Strategies Income Fund	23,550

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares		Value
	MUTUAL FUNDS (Continued) - 20.5%
	CLOSED END FUNDS (Continued) - 3.0%
1,052	PCM Fund, Inc.	$ 12,750
3,430	PIMCO Dynamic Credit Income Fund	79,713
2,490	PIMCO Dynamic Income Fund	80,477
2,307	PIMCO Income Opportunity Fund	66,788
4,349	PIMCO Income Strategy Fund	52,188
4,920	PIMCO Income Strategy Fund II	52,496
3,150	Special Opportunities Fund, Inc.	51,471
4,069	Western Asset High Income Opportunity Fund, Inc.	24,495
2,216	Western Asset Mortgage Defined Opportunity Fund, Inc.	51,810
		796,922
	DEBT FUND - 7.6%
197,044	Leader Short-Term Bond Fund - Institutional Class	2,000,000

	EQUITY FUNDS - 2.3%
19,410	Barrow All-Cap Core Fund - Institutional Class	513,393
9,872	Barrow All-Cap Long/Short Fund - Institutional Class	103,957
		617,350

	TOTAL MUTUAL FUNDS (Cost - $5,392,658)	5,434,273

	EXCHANGE TRADED FUNDS - 9.8%
	DEBT FUND - 2.3%
7,200	iShares 1-3 Year Treasury Bond ETF	608,544

	EQUITY FUNDS - 7.5%
12,000	ProShares Short S&P500	293,280
9,000	SPDR S&P 500 ETF Trust	1,695,870
		1,989,150

	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,544,437)	2,597,694
Principal
	BONDS & NOTES - 0.2%
	DIVERSIFIED FINANCIAL SERVICES - 0.2%
$ 50,000	Nuveen Investments, Inc. - Cl. A, 5.500%, 9/15/15	52,500

	TOTAL BONDS & NOTES (Cost - $49,353)	52,500

	CONVERTIBLE BONDS & NOTES - 9.9%
	AGRICULTURE - 0.2%
43,000	Vector Group Ltd., 2.500%, 1/15/19 #	58,169

	APPAREL - 0.2%
39,000	Iconix Brand Group, Inc., 2.500%, 6/1/16	56,404

	AUTO MANUFACTURERS - 0.2%
67,000	Tesla Motors, Inc., 1.250%, 3/1/21	61,179
13,000	Wabash National Corp., 3.375%, 5/1/18	17,672
		78,851
	AUTO PARTS & EQUIPMENT - 0.2%
41,000	Meritor, Inc., 7.875%, 3/1/26	62,602

	BIOTECHNOLOGY - 0.6%
24,000	AMAG Pharmaceuticals, Inc., 2.500%, 2/15/19	24,150
20,000	Cubist Pharmaceuticals, Inc., 2.500%, 11/1/17	49,262
42,000	Medicines, Co., 1.375%, 6/1/17	49,770
32,000	Theravance, Inc., 2.125%, 1/15/23	37,640
		160,822
	BUILDING MATERIALS - 0.3%
51,000	Cemex SAB de CV, 3.750%, 3/15/18	75,289

	COMMERCIAL SERVICES - 0.4%
62,000	Ascent Capital Group, Inc., 4.000%, 7/15/20	59,442
22,000	PHH Corp., 6.000%, 6/15/17	44,509
		103,951

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014

Principal		Value
	CONVERTIBLE BONDS & NOTES (Continued) - 9.9%
	COMPUTERS - 0.3%
$ 18,000	Cadence Design Systems, Inc., 2.625%, 6/1/15	$ 37,316
31,000	SanDisk Corp., 1.500%, 8/15/17	52,932
		90,248
	DISTRIBUTION / WHOLESALE - 0.2%
15,000	WESCO International, Inc., 6.000%, 9/15/29	46,800

	DIVERSIFIED FINANCIAL SERVICES - 0.3%
6,000	DFC Global Corp., 3.250%, 4/15/17	5,797
36,000	Jefferies Group LLC, 3.875%, 11/1/29	38,340
44,000	Walter Investment Management Corp., 4.500%, 11/1/19	41,030
		85,167
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
82,000	General Cable Corp., 4.500%, 11/15/29	82,666

	ELECTRONICS - 0.3%
17,000	Fluidigm Corp., 2.750%, 2/1/34	18,073
44,000	TTM Technologies, Inc., 1.750%, 12/15/20	47,107
		65,180
	ENERGY-ALTERNATE SOURCES - 0.3%
56,000	SolarCity Corp., 2.750%, 11/1/18	67,200

	FOOD - 0.1%
28,000	Chiquita Brands International, Inc., 4.250%, 8/15/16	28,507

	GAS - 0.2%
895	CenterPoint Energy, Inc. 3.719%, 9/15/29 #	47,547

	HEALTHCARE - PRODUCTS - 0.2%
31,000	Wright Medical Group, Inc., 2.000%, 8/15/17	38,731

	HEALTHCARE - SERVICES - 0.1%
26,000	Healthways, Inc., 1.500%, 7/1/18	29,364

	HOME BUILDERS - 0.6%
22,000	KB Home, 1.375%, 2/1/19	21,780
44,000	Meritage Homes Corp., 1.875%, 9/15/32	45,567
39,000	Ryland Group, Inc., 1.625%, 5/15/18	53,917
27,000	Standard Pacific Corp., 1.250%, 8/1/32	32,535
		153,799
	INSURANCE - 0.4%
25,000	Amtrust Financial Services, Inc., 5.500%, 12/15/21	37,547
28,000	MGIC Investment Corp., 2.000%, 4/1/20	40,075
26,000	Radian Group, Inc., 2.250%, 3/1/19	37,732
		115,354
	INTERNET - 0.8%
21,000	Equinix, Inc., 3.000%, 10/15/14	34,558
54,000	VeriSign, Inc., 3.250%, 8/15/37	79,920
58,000	Vishop Holdings, Ltd., 1.500%, 3/15/19	58,508
40,000	WebMD Health Corp., 2.500%, 1/31/18	41,100
		214,086
	MINING - 0.6%
34,000	Horsehead Holding Corp., 3.800%, 7/1/17	42,628
54,000	Sterlite Industries India Ltd., 4.000%, 10/30/14	54,270
49,000	Stillwater Mining Co., 1.750%, 10/15/32	67,161
		164,059
	MISCELLANEOUS MANUFACTURING - 0.2%
27,000	Trinity Industries, Inc., 3.875%, 6/1/36	45,158

	OIL & GAS - 0.5%
26,000	BPZ Resources, Inc., 8.500%, 10/1/17	28,389
52,000	Chesapeake Energy Corp., 2.500%, 5/15/37	53,755
48,000	Cobalt International Energy, Inc., 2.625%, 12/1/19	45,150
		127,294

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Principal		Value
	CONVERTIBLE BONDS & NOTES (Continued) - 9.9%
	OIL & GAS SERVICES - 0.2%
$ 41,000	Newpark Resources, Inc., 4.000%, 10/1/17	$ 54,402

	PHARMACEUTICALS - 0.2%
24,000	Omnicare, Inc., 3.750%, 12/15/25	54,345

	REAL ESTATE - 0.4%
56,000	Forest City Enterprises, Inc. - Cl. A, 4.250%, 8/15/18	62,825
39,000	Forestar Group, Inc., 3.750%, 3/1/20	40,804
		103,629
	SEMICONDUCTORS - 0.7%
36,000	GT Advanced Technologies, Inc., 3.000%, 12/15/20	57,330
28,000	Microchip Technology, Inc., 2.125%, 12/15/37	51,853
37,000	Novellus Systems, Inc., 2.625%, 5/15/41	65,814
		174,997
	SOFTWARE - 0.5%
36,000	Bottomline Technologies, Inc., 1.500%, 12/1/17	44,010
23,000	Dealertrack Technologies, Inc., 1.500%, 3/15/17	31,381
40,000	Take-Two Interactive Software, Inc., 1.750%, 12/1/16	50,350
		125,741
	TELECOMMUNICATIONS - 0.2%
45,000	Ciena Corp., 4.000%, 12/15/20	59,963

	TRANSPORTATION - 0.2%
40,000	Aegean Marine Petroleum Network, Inc., 4.000%, 11/1/18	39,175

	TOTAL CONVERTIBLE BONDS & NOTES (Cost - $2,502,850)	2,609,500
Shares
	CONVERTIBLE PREFERRED STOCK - 4.4%
	AGRICULTURE - 0.6%
717	Bunge Ltd., 4.875%, 12/31/49	76,432
66	Universal Corp., 6.750%, 12/31/49	82,833
		159,265
	AIRLINES - 0.1%
717	Continental Airlines Finance Trust II, 6.000%, 11/15/30	35,212

	BANKS - 0.7%
33	Bank of America Corp., 7.250%, 12/31/49	37,562
425	KeyCorp, 7.750%, 12/31/49	55,165
28	OFG Bancorp, 8.750%, 12/31/49	44,398
41	Wintrust Financial Corp., 5.000%, 12/31/49	49,723
		186,848
	DIVERSIFIED FINANCIAL SERVICES - 0.2%
1,003	AMG Capital Trust II, 5.150%, 10/15/37	63,879

	HEALTHCARE - PRODUCTS - 0.2%
152	Alere, Inc. - Cl. B, 3.000%, 12/31/49	44,688

	HEALTHCARE - SERVICES - 0.2%
37	HealthSouth Corp., 6.500%,12/31/49	47,172

	IRON & STEEL - 0.2%
1,616	ArcelorMittal, 6.000%, 1/15/16	38,929

	OIL & GAS - 1.1%
319	Energy XXI Bermuda Ltd., 5.625%,12/31/49	87,405
697	Goodrich Petroleum Corp., 5.375%, 12/31/49	35,094
251	Penn Virginia Corp. - Cl. A, 6.000%, 12/31/49	71,802
778	Sanchez Energy Corp., 4.875%, 12/31/49	55,943
385	Sandridge Energy, Inc., 7.000%, 12/31/49	42,450
		292,694
	OIL & GAS SERVICES - 0.1%
1,052	McDermott International, Inc., 6.250%, 04/01/17	27,077

	PHARMACEUTICALS - 0.2%
588	Omnicare Capital Trust II, 4.000%, 6/15/33	42,360

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares		Value
	CONVERTIBLE PREFERRED STOCK (Continued) - 4.4%
	REITS - 0.8%
1,746	Alexandria Real Estate Equities, Inc., 7.000%, 12/31/49	$ 48,713
1,118	Health Care REIT, Inc., 6.500%, 12/31/49	64,117
961	iStar Financial, Inc., 4.500%, 12/31/49	62,465
692	Ramco-Gershenson Properties Trust, 7.250%, 12/31/49	42,530
		217,825
	.
	TOTAL CONVERTIBLE PREFERRED STOCK (Cost $1,029,636)	1,155,949

	SHORT-TERM INVESTMENTS - 42.3%
1,467,323	AIM - TFIT-Tax-Free Cash Reserve Portfolio, 0.00% **	1,467,323
9,731,043	Dreyfus Cash Management Fund - Institutional Shares, 0.03% ** +	9,731,043
	TOTAL SHORT-TERM INVESTMENTS (Cost - $11,198,366)	11,198,366

	TOTAL INVESTMENTS - 101.3% (Cost - $26,269,209) (a)	$ 26,816,269
	PUT OPTIONS WRITTEN - (0.0)% (Proceeds - $1,098)	(788)
	SECURITIES SOLD SHORT - (15.5)% (Proceeds - $3,857,083)	(4,110,926)
	OTHER ASSETS LESS LIABILITIES - 14.2%	3,756,923
	NET ASSETS - 100.0%	$ 26,461,478
Contracts ^
	SCHEDULE OF PUT OPTIONS WRITTEN - (0.0)%
8	Realogy Holdings Corp.
	Expiration May 2014, Exercise Price $40	$ 460
2	Tesla Motors, Inc.
	Expiration May 2014, Exercise Price $170	328
	TOTAL PUT OPTIONS WRITTEN - (Proceeds $1,098)	788
Shares
	SECURITIES SOLD SHORT - (15.5)%
	ADVERTISING - (0.0)%
76	Lamar Advertising Co. - Cl. A *	3,794

	AEROSPACE/DEFENSE - (0.0)%
130	Spirit Aerosystems Holdings, Inc. *	3,904

	AGRICULTURE - (0.5)%
526	Bunge Ltd.	41,896
978	Universal Corp.	53,369
1,464	Vector Group Ltd.	31,183
		126,448
	AIRLINES - (0.1)%
844	United Continental Holdings, Inc. *	34,494

	APPAREL - (0.2)%
1,055	Iconix Brand Group, Inc. *	44,837
210	Under Armour, Inc. *	10,267
		55,104
	AUTO MANUFACTURERS - (0.5)%
261	Navistar International Corp. *	9,900
566	Tesla Motors, Inc. *	117,666
832	Wabash National Corp. *	11,116
		138,682
	AUTO PARTS & EQUIPMENT - (0.1)%
2,392	Meritor, Inc. *	28,393

	BANKS - (0.3)%
33	Bank of America Corp.	500
1,160	First Horizon National Corp.	13,328
447	KeyCorp	6,097
2,047	OFG Bancorp	34,923
823	Wintrust Financial Corp.	36,887
		91,735
	BEVERAGES - (0.0)%
46	Dr. Pepper Snapple Group, Inc.	2,549

	BIOTECHNOLOGY - (0.4)%
576	AMAG Pharmaceuticals, Inc. *	10,518
622	Cubist Pharmaceuticals, Inc. *	43,577
827	Medicines Co. *	21,998
864	Theravance, Inc. *	23,259
		99,352

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares		Value
	SECURITIES SOLD SHORT (Continued) - (15.5)%
	BUILDING MATERIALS - (0.4)%
4,463	Cemex SAB de CV *	$ 56,412
762	Comfort Systems USA, Inc.	11,430
347	Owens Corning	14,175
492	USG Corp. *	14,691
		96,708
	COAL - (0.2)%
1,274	Peabody Energy Corp.	24,219
2,455	Walter Energy, Inc.	17,676
		41,895
	COMMERCIAL SERVICES - (0.5)%
11	Alliance Data Systems Corp. *	2,661
392	Ascent Capital Group, Inc. *	26,958
167	Avis Budget Group, Inc. *	8,783
275	Emerge Energy Services LP	20,391
718	Hertz Global Holdings, Inc. *	20,442
507	Monro Muffler Brake, Inc.	28,595
1,503	PHH Corp. *	35,726
		143,556
	COMPUTERS - (0.5)%
386	3D Systems Corp. *	18,273
2,337	Cadence Design Systems, Inc. *	36,364
606	SanDisk Corp.	51,492
107	Stratasys Ltd. *	10,365
326	VeriFone Systems, Inc. *	10,902
		127,396
	DISTRIBUTION/WHOLESALE - (0.2)%
504	WESCO International, Inc. *	44,241

	DIVERSIFIED FINANCIAL SERVICES - (0.6)%
120	Affiliated Managers Group, Inc. *	23,784
1,577	Charles Schwab Corp.	41,869
85	DFC Global Corp. *	792
616	E*TRADE Financial Corp. *	13,829
147	IntercontinentalExchange, Inc.	30,053
448	Legg Mason, Inc.	21,007
404	Walter Investment Management Corp. *	10,738
1,326	WisdomTree Investments, Inc. *	14,971
		157,043
	ELECTRIC - (0.4)%
482	Ameren Corp.	19,912
868	FirstEnergy Corp.	29,295
911	NRG Energy, Inc.	29,808
965	Pepco Holdings, Inc.	25,823
		104,838
	ELECTRICAL COMPONENTS & EQUIPMENT - (0.2)%
1,900	General Cable Corp.	48,678

	ELECTRONICS - (0.1)%
210	Fluidigm Corp. *	7,888
3,234	TTM Technologies, Inc. *	25,516
		33,404
	ENERGY - ALTERNATE SOURCES - (0.1)%
563	SolarCity Corp. *	29,980

	ENGINEERING & CONSTRUCTION - (0.1)%
166	Chicago Bridge & Iron Co.	13,292
260	Fluor Corp.	19,682
		32,974
	ENVIRONMENTAL CONTROL - (0.2)%
320	Covanta Holding Corp.	5,904

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares		Value
	SECURITIES SOLD SHORT (Continued) - (15.5)%
	EQUITY FUNDS - (1.4)%
681	Consumer Staples Select Sector SPDR Fund	$ 30,128
937	Industrial Select Sector SPDR Fund	49,689
580	iShares Russell 2000 ETF	64,274
495	Market Vectors Semiconductor ETF	22,112
446	Materials Select Sector SPDR Fund	21,274
182	SPDR S&P Retail ETF	15,201
4,243	Technology Select Sector SPDR Fund	154,657
		357,335
	FOOD - (0.2)%
263	B&G Foods, Inc.	8,626
856	Boulder Brands, Inc. *	12,635
239	Chiquita Brands International, Inc. *	2,744
308	Hain Celestial Group, Inc. *	26,494
176	Post Holdings, Inc. *	9,198
		59,697
	HEALTHCARE - PRODUCTS - (0.2)%
158	Abaxis, Inc. *	6,416
661	Alere, Inc. *	22,077
909	Wright Medical Group, Inc. *	24,861
		53,354
	HEALTHCARE - SERVICES - (0.2)%
354	Brookdale Senior Living, Inc. *	11,271
691	HealthSouth Corp.	23,936
936	Healthways, Inc. *	16,848
276	Tenet Healthcare Corp. *	12,442
		64,497
	HOLDING COMPANIES - DIVERSIFIED - (0.0)%
126	Leucadia National Corp.	3,216

	HOME BUILDERS - (0.5)%
3,480	KB Home	57,455
326	Meritage Homes Corp. *	12,577
926	Ryland Group, Inc.	35,549
2,114	Standard Pacific Corp. *	16,891
		122,472
	HOME FURNISHINGS - (0.1)%
633	American Woodmark Corp. *	18,996
146	Tempur Sealy International, Inc. *	7,326
		26,322
	INSURANCE - (0.8)%
764	Amtrust Financial Services, Inc.	29,540
891	Hartford Financial Services Group, Inc.	31,960
3,115	MGIC Investment Corp. *	26,789
139	Prudential Financial, Inc.	11,215
7,534	Radian Group, Inc.	105,325
		204,829
	INTERNET - (1.0)%
201	AOL, Inc. *	8,605
340	Equinix, Inc. *	63,855
147	LinkedIn Corp. *	22,560
208	Netflix, Inc. *	66,984
234	SINA Corp. *	11,185
1,390	VeriSign, Inc. *	65,580
158	Vipshop Holdings Ltd. *	22,150
		260,919
	IRON/STEEL - (0.3)%
239	Allegheny Technologies, Inc.	9,847
1,701	ArcelorMittal	27,641
754	Cliffs Natural Resources, Inc.	13,361
1,006	United States Steel Corp.	26,176
		77,025
	LEISURE TIME - (0.0)%
79	Royal Caribbean Cruises Ltd.	4,197

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares		Value
	SECURITIES SOLD SHORT (Continued) - (15.5)%
	LODGING - (0.1)%
988	MGM Resorts International *	$ 24,927
77	Starwood Hotels & Resorts Worldwide, Inc.	5,902
		30,829
	MACHINERY CONSTRUCTION & MINING - (0.1) %
498	Terex Corp.	21,558

	MEDIA - (0.2)%
506	Cablevision Systems Corp. - Cl. A	8,450
138	Liberty Global PLC - Cl. A *	5,495
138	Liberty Global PLC - Cl. C *	5,303
54	Time Warner Cable, Inc. - Cl. A	7,639
240	Time Warner, Inc.	15,950
		42,837
	MINING - (0.4)%
1,783	Horsehead Holding Corp. *	27,797
1,145	Newmont Mining Corp.	28,430
127	Sesa Sterlite Ltd.	1,548
3,201	Stillwater Mining Co. *	50,512
		108,287
	MISCELLANEOUS MANUFACTURING - (0.2)%
123	SPX Corp.	12,526
447	Trinity Industries, Inc.	33,552
		46,078
	OIL & GAS - (1.1)%
4,062	BPZ Resources, Inc. *	10,967
435	Cheniere Energy, Inc. *	24,556
203	Chesapeake Energy Corp.	5,836
740	Cobalt International Energy, Inc. *	13,320
1,952	Energy XXI Bermuda Ltd.	46,711
719	Goodrich Petroleum Corp. *	18,083
433	Newfield Exploration Co. *	14,657
3,886	Penn Virginia Corp. *	64,663
1,447	Sanchez Energy Corp. *	40,921
3,846	SandRidge Energy, Inc. *	26,384
895	WPX Energy, Inc. *	19,046
		285,144
	OIL & GAS SERVICES - (0.1)%
3,334	McDermott International, Inc. *	24,105
2,734	Newpark Resources, Inc. *	32,917
		57,022
	PHARMACEUTICALS - (0.4)%
121	AmerisourceBergen Corp.	7,887
148	Endo International PLC *	9,316
1,495	Omnicare, Inc.	88,609
		105,812
	REAL ESTATE - (0.3)%
1,506	Forest City Enterprises, Inc. - Cl. A *	28,479
1,115	Forestar Group, Inc. *	19,011
850	Realogy Holdings Corp. *	35,743
		83,233
	REITS - (0.5)%
215	Alexandria Real Estate Equities, Inc.	15,871
617	Health Care REIT, Inc.	38,927
3,251	iStar Financial, Inc. *	48,310
1,657	Ramco-Gershenson Properties Trust	27,307
		130,415
	RETAIL - (0.5)%
364	Bob Evans Farms, Inc.	17,061
398	Casey's General Stores, Inc.	27,327
705	Chico's FAS, Inc.	11,195
48	Chipotle Mexican Grill, Inc. - Cl. A *	23,928
257	Home Depot, Inc.	20,434
302	Lowe's Cos., Inc.	13,865
688	Regis Corp.	9,040
104	Target Corp.	6,422
		129,272

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares			Value
	SECURITIES SOLD SHORT (Continued) - (15.5)%
	SEMICONDUCTORS - (0.7)%
1,109	Ambarella, Inc. *		$ 27,559
221	Cree, Inc. *		10,425
2,616	GT Advanced Technologies, Inc. *		43,452
948	Lam Research Corp. *		54,614
996	Microchip Technology, Inc.		47,350
			183,400
	SOFTWARE - (0.3)%
863	Bottomline Technologies, Inc. *		27,305
464	Dealertrack Technologies, Inc. *		21,200
1,424	Take-Two Interactive Software, Inc. *		29,021
159	Workday, Inc. - Cl. A *		11,618
			89,144
	TELECOMMUNICATIONS - (0.1)%
1,214	Ciena Corp. *		24,001
679	Ezchip Semiconductor Ltd. *		16,262
			40,263
	TRANSPORTATION - (0.2)%
1,686	Aegean Marine Petroleum Network, Inc.		15,562
142	Con-way, Inc.		6,032
923	Heartland Express, Inc.		20,084
89	Kansas City Southern		8,978
520	Werner Enterprises, Inc.		13,312
			63,968
	TRUCKING & LEASING - (0.0)%
133	GATX Corp.		8,729

	TOTAL SECURITIES SOLD SHORT (Proceeds - $3,857,083)		$ 4,110,926

ADR - American Depositary Receipt
ETF - Exchange Traded Fund
GP - General Partnership
LLC - Limited Liability Corporation
LP - Limited Partnership
PLC - Public Limited Company
* Non-income producing security.
# Variable rate note
** Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2014.
+ All or a portion of the security is held as collateral for short positions and options.
^ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes (including securities sold short and options written) is $22,517,325 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 943,535
		Unrealized depreciation:	(756,305)
		Net unrealized appreciation:	$ 187,230

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2014

ASSETS
Investment securities:
At cost	$ 26,269,209
At value	$ 26,816,269
Cash held as collateral	3,713,463
Receivable for securities sold	189,895
Dividends and interest receivable	28,003
Prepaid expenses & other assets	30,704
Receivable for fund shares sold	10,760
TOTAL ASSETS	30,789,094

LIABILITIES
Securities sold short at value (Proceeds $3,857,083)	4,110,926
Payable for securities purchased	174,454
Investment advisory fees payable	12,686
Fees payable to other affiliates	12,399
Distribution (12b-1) fees payable	4,250
Payable for fund shares redeemed	1,800
Options written, at value (Proceeds $1,098)	788
Accrued expenses and other liabilities	10,313
TOTAL LIABILITIES	4,327,616
NET ASSETS	$ 26,461,478

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 27,084,148
Accumulated net investment loss	(135,114)
Accumulated net realized loss from investments and securities sold short	(781,083)
Net unrealized appreciation (depreciation) on:
Investments and options written	547,370
Securities sold short	(253,843)
NET ASSETS	$ 26,461,478

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 18,509,884
Shares of beneficial interest outstanding	1,154,968
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a) (b)	$ 16.03
Maximum offering price per share (maximum sales charge of 5.75%)	$ 17.01

Class C Shares:
Net Assets	$ 477,904
Shares of beneficial interest outstanding	30,942
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a) (b)	$ 15.45

Class I Shares:
Net Assets	$ 7,473,690
Shares of beneficial interest outstanding	460,412
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a) (b)	$ 16.23

(a)

For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within 18 months of purchase, where the maximum sales charge of 5.75% is waived at the time of purchase.

(b)

During the period May 1, 2013 to August 27, 2013, the Fund assessed a short term redemption fee of 1.50% of the total redemption amount if share holders sold their shares after holding them for less than 90 days.

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2014

INVESTMENT INCOME
Dividends (less foreign dividend tax withholding of $169)	$ 244,031
Interest	44,792
TOTAL INVESTMENT INCOME	288,823

EXPENSES
Investment advisory fees	399,794
Distribution (12b-1) fees - Class A	42,287
Distribution (12b-1) fees - Class C	5,323
Administration fees	62,402
Interest expense	56,252
Transfer agent fees	54,940
Dividends on securities sold short	52,920
Fund accounting fees	36,598
Registration fees	34,211
Printing expenses	34,202
Legal fees	26,403
Chief compliance officer fees	24,470
Audit fees	17,502
Custody fees	16,654
Trustees' fees	13,701
Other expenses	5,705
TOTAL EXPENSES	883,364

Fees waived by the Advisor	(92,612)

NET EXPENSES	790,752
NET INVESTMENT LOSS	(501,929)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	1,692,974
Options written	6,545
Securities sold short	(1,364,021)
Distribution of realized gains from underlying investment companies	3,482
338,980
Net change in unrealized appreciation on:
Investments	85,256
Options written	549
Securities sold short	24,876
110,681
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS OPTIONS WRITTEN AND SECURITIES SOLD SHORT	449,661

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (52,268)

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2014	April 30, 2013
FROM OPERATIONS
Net investment loss	$ (501,929)	$ (143,823)
Distribution of realized gains from underlying investment companies	3,482	451
Net realized gain (loss) from investments, options written and securities sold short	335,498	(17,151)
Net change in unrealized appreciation on
investments, options written and securities sold short	110,681	212,642
Net increase / (decrease) in net assets resulting from operations	(52,268)	52,119

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	8,614,470	15,199,384
Class C	103,931	495,465
Class I	16,717,597	5,954,716
Redemption Fee Proceeds
Class A	2,533	-
Class C	93	-
Class I	3,650	-
Payments for shares redeemed:
Class A	(5,366,107)	(497,629)
Class C	(128,716)	(41,190)
Class I	(16,089,719)	(3,218,809)
Net increase in net assets from shares of beneficial interest	3,857,732	17,891,937

TOTAL INCREASE IN NET ASSETS	3,805,464	17,944,056

NET ASSETS
Beginning of Year	22,656,014	4,711,958
End of Year	$ 26,461,478	$ 22,656,014
*Includes accumulated net investment loss of:	$ (135,114)	$ (91,921)

SHARE ACTIVITY
Class A:
Shares Sold	538,914	943,858
Shares Redeemed	(335,503)	(30,949)
Net increase in shares of beneficial interest outstanding	203,411	912,909

Class C:
Shares Sold	6,723	31,693
Shares Redeemed	(8,344)	(2,627)
Net increase / (decrease) in shares of beneficial interest outstanding	(1,621)	29,066

Class I:
Shares Sold	1,038,637	367,493
Shares Redeemed	(995,110)	(198,293)
Net increase in shares of beneficial interest outstanding	43,527	169,200

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A

		For the		For the	For the	For the		For the
		Year Ended		Year Ended	Year Ended	Year Ended		Period Ended
		April 30, 2014		April 30, 2013	April 30, 2012	April 30, 2011		April 30, 2010 (1)
Net asset value, beginning of period		$ 16.13		$ 16.16	$ 17.65	$ 18.41		$ 17.71

Activity from investment operations:
	Net investment loss (2)	(0.26)		(0.26)	(0.47)	(0.31)		(0.31)
	Net realized and unrealized gain
	(loss) on investments	0.16		0.23	(1.02)	0.00	**	1.32
Total from investment operations		(0.10)		(0.03)	(1.49)	(0.31)		1.01

Less distributions from:
	Net realized gains	-		-	-	(0.45)		(0.31)
Total distributions		-		-	-	(0.45)		(0.31)

Paid-in-Capital from redemption fees		0.00	(3)	-	-	-		-

Net asset value, end of period		$ 16.03		$ 16.13	$ 16.16	$ 17.65		$ 18.41

Total return (4)		(0.62)%		(0.19)%	(8.44)%	(1.62)%		5.71%	(5)

Net assets, at end of period (000's)		$ 18,510		$ 15,351	$ 624	$ 7,291		$ 6,479

Ratio of gross expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (6,7,8)	2.91%		4.30%	6.25%	4.14%		4.21%	(9)
Ratio of net expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (8,10)	2.57%		2.80%	3.40%	3.06%		2.39%	(9)
Ratio of net investment loss
	to average net assets (8)	(1.64)%		(1.58)%	(2.81)%	(1.85)%		(1.84)%	(9)

Portfolio Turnover Rate		167%		170%	552%	469%		287%	(5)

(1)	The PTA Comprehensive Alternatives Fund's Class A shares commenced operations on May 29, 2009.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share for redemption fees assessed from May 1, 2013 to August 27, 2013.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)

Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been as follows: 2.57% for the year ended April 30, 2014, 3.73% for the year ended April 30, 2013, 5.08% for the year ended April 30, 2012, 3.12% for the year ended April 30, 2011 and 3.57% for the period ended April 30, 2010.

(8)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Annualized.
(10)

Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been as follows: 2.23% for the year ended April 30, 2014, 2.23% for the year ended April 30, 2013, 2.23% for the year ended April 30, 2012, 2.05% for the year ended April 30, 2011 and 1.75% for the period ended April 30, 2010.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class C

		For the		For the	For the	For the		For the
		Year Ended		Year Ended	Year Ended	Year Ended		Period Ended
		April 30, 2014		April 30, 2013	April 30, 2012	April 30, 2011		April 30, 2010 (1)
Net asset value, beginning of period		$ 15.67		$ 15.80	$ 17.39	$ 18.28		$ 17.71

Activity from investment operations:
	Net investment loss (2)	(0.37)		(0.35)	(0.59)	(0.44)		(0.44)
	Net realized and unrealized gain
	(loss) on investments	0.15		0.22	(1.00)	0.00	**	1.32
Total from investment operations		(0.22)		(0.13)	(1.59)	(0.44)		0.88

Less distributions from:
	Net realized gains	-		-	-	(0.45)		(0.31)
Total distributions		-		-	-	(0.45)		(0.31)

Paid-in-Capital from redemption fees		0.00	(3)	-	-	-		-

Net asset value, end of period		$ 15.45		$ 15.67	$ 15.80	$ 17.39		$ 18.28

Total return (4)		(1.40)%		(0.82)%	(9.14)%	(2.35)%		4.97%	(5)

Net assets, at end of period (000's)		$ 478		$ 510	$ 55	$ 179		$ 144

Ratio of gross expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (6,7,8)	3.65%		5.21%	7.81%	4.80%		5.23%	(9)
Ratio of net expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (8,10)	3.32%		3.55%	4.15%	3.72%		3.19%	(9)
Ratio of net investment loss
	to average net assets (8)	(2.39)%		(2.20)%	(3.64)%	(2.51)%		(2.60)%	(9)

Portfolio Turnover Rate		167%		170%	552%	469%		287%	(5)

(1)	The PTA Comprehensive Alternatives Fund's Class C shares commenced operations on May 29, 2009.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share for redemption fees assessed from May 1, 2013 to August 27, 2013.
(4)	Total returns shown exclude the effect of redemption fees.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)

Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been as follows: 3.31% for the year ended April 30, 2014, 4.64% for the year ended April 30, 2013, 6.64% for the year ended April 30, 2012, 3.92% for the year ended April 30, 2011 and 4.54% for the period ended April 30, 2010.

(8)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Annualized.
(10)

Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been as follows: 2.98% for the year ended April 30, 2014, 2.98% for the year ended April 30, 2013, 2.98% for the year ended April 30, 2012, 2.80% for the year ended April 30, 2011 and 2.50% for the period ended April 30, 2010.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class I

		For the		For the	For the	For the		For the
		Year Ended		Year Ended	Year Ended	Year Ended		Period Ended
		April 30, 2014		April 30, 2013	April 30, 2012	April 30, 2011		April 30, 2010 (1)
Net asset value, beginning of period		$ 16.30		$ 16.28	$ 17.73	$ 18.45		$ 17.71

Activity from investment operations:
	Net investment loss (2)	(0.23)		(0.18)	(0.41)	(0.27)		(0.27)
	Net realized and unrealized gain
	(loss) on investments	0.16		0.20	(1.04)	0.00	**	1.32
Total from investment operations		(0.07)		0.02	(1.45)	(0.27)		1.05

Less distributions from:
	Net realized gains	-		-	-	(0.45)		(0.31)
Total distributions		-		-	-	(0.45)		(0.31)

Paid-in-Capital from redemption fees		0.00	(3)	-	-	-		-

Net asset value, end of period		$ 16.23		$ 16.30	$ 16.28	$ 17.73		$ 18.45

Total return (4)		(0.43)%		0.12%	(8.18)%	(1.40)%		5.94%	(5)

Net assets, at end of period (000's)		$ 7,474		$ 6,795	$ 4,032	$ 6,713		$ 8,528

Ratio of gross expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (6,7,8)	2.55%		4.35%	6.39%	3.59%		4.22%	(9)
Ratio of net expenses to average
	net assets including dividends
	from securities sold short and
	interest expense (8,10)	2.32%		2.55%	3.15%	2.54%		2.08%	(9)
Ratio of net investment loss
	to average net assets (8)	(1.43)%		(1.12)%	(2.46)%	(1.56)%		(1.58)%	(9)

Portfolio Turnover Rate		167%		170%	552%	469%		287%	(5)

(1)	The PTA Comprehensive Alternatives Fund's Class I shares commenced operations on May 29, 2009.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share for redemption fees assessed from May 1, 2013 to August 27, 2013.
(4)	Total returns shown exclude the effect of redemption fees.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)

Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been as follows: 2.21% for the year ended April 30, 2014, 3.77% for the year ended April 30, 2013, 5.22% for the year ended April 30, 2012, 2.84% for the year ended April 30, 2011 and 3.64% for the period ended April 30, 2010.

(8)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Annualized.
(10)

Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been as follows: 1.98% for the year ended April 30, 2014, 1.98% for the year ended April 30, 2013, 1.98% for the year ended April 30, 2012, 1.80% for the year ended April 30, 2011 and 1.50% for the period ended April 30, 2010.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

April 30, 2014

 1. ORGANIZATION

The PTA Comprehensive Alternatives Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks to provide long-term capital appreciation. The Fund commenced operations on May 29, 2009.

The Fund currently offers three classes of shares: Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

Fair Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of April 30, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 3,767,987	$ -	$ -	$ 3,767,987
Mutual Funds	5,434,273	-	-	5,434,273
Exchange Traded Funds	2,597,694	-	-	2,597,694
Bonds & Notes	-	52,500	-	52,500
Convertible Bonds & Notes	-	2,609,500	-	2,609,500
Convertible Preferred Stocks	876,480	279,469	-	1,155,949
Short-Term Investments	11,198,366	-	-	11,198,366
Total	$ 23,874,800	$ 2,941,469	$ -	$ 26,816,269
Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short	$ 4,110,926	$ -	$ -	$ 4,110,926
Put Options Written	788	-	-	788
Total	$ 4,111,714	$ -	$ -	$ 4,111,714

*Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the year. It is the Fund’s policy to consider transfers into or out of Level 1 or Level 2 as of the end of the reporting period. There were no transfers into or out of Level 1 and 2 during the current period presented.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income and dividend expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Option Transactions – Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.  Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation.  Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

When the Fund writes a put or call option, an amount equal to the premium received is included in the consolidated statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.  Dividends to shareholders from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States (GAAP). These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or for the year ended April 30, 2014, related to uncertain tax positions taken on returns filed for the open tax years 2011-2013 or expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended April 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $29,981,070 and $24,013,744, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Preservation Trust Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”). Subject to the authority of the Board of Trustees, the Advisor is responsible for the management of the Fund’s investment portfolio. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily net assets. The Advisor manages a portion of the Fund’s portfolio directly and allocates the remaining balance of the Fund’s assets to the Fund’s sub-advisors. The Fund’s sub-advisors as of April 30, 2014 are SSI Investment Management, Inc., Coe Capital Management, LLC, and Zebra Capital Management, LLC. Prior to April 14, 2014, Horizon Asset Management, LLC also served as a sub-advisor. The Advisor, not the Fund, pays each of the sub-advisors. During the year ended April 30, 2014, the advisor received $399,794 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses, at least until October 31, 2014 to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) do not exceed 2.23%, 2.98% and 1.98% per annum of the Fund’s average daily net assets for the Class A, Class C and Class I shares, respectively. During the year ended April 30, 2014 the Advisor waived fees totaling $92,612.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to the Class A, Class C and Class I shares are subsequently less than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

Fund's expenses to exceed their respective expense limitation. If Fund Operating Expenses attributable to the Class A, Class C and Class I shares subsequently exceed their respective expense limitation per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of April 30, 2014 there was $460,501 of fee waiver reimbursements subject to recapture. $176,586 is subject to recapture by April 30, 2015, $191,303 subject to recapture by April 30, 2016 and $92,612 subject to recapture by April 30, 2017.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities.  For the year ended April 30, 2014, the Fund incurred distribution fees of $42,287 and $5,323 for Class A and Class C Shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended April 30, 2014, the Distributor received $6,479 in underwriting commissions for sales of Class A shares, of which $895 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, custody administration and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5. DERIVATIVE TRANSACTIONS

Transactions in option contracts written during the year ended April 30, 2014 were as follows:

	Contracts	Premiums Received
Outstanding at Beginning of Year	53	$ 10,744
Options written	153	18,395
Options closed	(47)	(9,519)
Options exercised	(43)	(3,217)
Options expired	(106)	(15,305)
Outstanding at End of Year	10	$ 1,098

For the year ended April 30, 2014, the amount of unrealized appreciation and realized gain on option contracts subject to equity price risk amounted to $549 and $6,545, respectively. The fair value of open equity derivatives is $788 as of April 30, 2014. Such figures can be found on the Statement of Assets & Liabilities and Statement of Operations and serve as an indicator of the volume of derivative activity for the fund for the year.

Offsetting of Financial Assets and Derivative Liabilities

During the year ended April 30, 2014, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at April 30, 2014.

Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/Received		Net Amount
Written Options	$ 788	(1)	$ -	$ 788	$ -	$ 788	(2)	$ -
Total	$ 788		$ -	$ 788	$ -	$ 788		$ -

(1) Written options at value as presented in the Portfolio of Investments.

(2) The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Fund had no distributions for the years ended April 30, 2014 and April 30, 2013.

As of April 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (667,415)	$ (12,605)	$ (129,880)	$ 187,230	$ (622,670)

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

The difference between book basis and tax basis undistributed net investment loss, accumulated net realized loss, and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for constructive sales, partnerships and contingent convertible debt securities.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $129,880.

At April 30, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ 497,895	-	$ 497,895	4/30/2019
$ 169,520	-	$ 169,520	Non-Expiring
$ 667,415	-	$ 667,415

The Regulated Investment Company Modernization Act of 2010 (the “Act”) which was enacted on December 22, 2010 requires the Fund to utilize post-enactment (non-expiring) capital losses prior to pre-enactment capital loss carryovers for fiscal year ends beginning after the date of enactment. As a result, there may be greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized.

Permanent book and tax differences primarily attributable to the tax treatment of net operating losses, and adjustments for real estate investment trusts, partnerships, return of capital distributions from C-Corporations, passive foreign investment companies, dividend expense and contingent convertible debt securities resulted in reclassification for the period ended April 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gain (Loss)
$ (415,207)	$ 458,736	$ (43,529)

7. UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Dreyfus Cash Management Fund (the “Portfolio”), a registered open-end fund incorporated in the United States. The Fund may redeem its investments from the Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of The Portfolio. The financial statements of the Portfolio, including the portfolio of investments, can be found at Dreyfus’ website www.dreyfus.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of April 30, 2014, the percentage of the Fund’s net assets invested in the Portfolio was 36.77%.

PTA COMPREHENSIVE ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

8.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)9 of the1940 Act.  As of April 30, 2014, Pershing LLC held 52.44% of the Fund’s shares for the benefit of others.

9.  REDEMPTION FEE

During the period May 1, 2013 to August 27, 2013, the Fund assessed a short-term redemption fee of 1.50% of the total redemption amount if shareholders sold their shares after holding them for less than 90 days. The redemption fee was paid directly to the Fund from which the redemption was made. For the period May 1, 2013 to August 27, 2013, the Fund assessed redemption fees of $2,533, $93, and $3,650 for Class A, C and I shares respectively. As of August 28, 2013, the Fund no longer assesses a redemption fee.

10.    SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PTA Comprehensive Alternatives Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of PTA Comprehensive Alternatives Fund (the “Fund”), a series of Northern Lights Fund Trust, as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PTA Comprehensive Alternatives Fund as of April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

June 30, 2014

PTA COMPREHENSIVE ALTERNATIVES FUND

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2014

PTA Comprehensive Alternatives Fund *

 In connection with the regular meeting held on September 24 and 25, 2013, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Preservation Trust Advisors, LLC (“PTA”) and the Trust, with respect to the PTA Comprehensive Alternatives Fund (the “Fund”). The Trustees also considered the renewal of sub-advisory agreements with respect to the Fund (collectively the “Sub-Advisory Agreements”), between PTA and Coe Capital Management, LLC (“Coe”) (the “Coe Sub-Advisory Agreement”), and between PTA and SSI Investment Management (“SSI”) (“SSI Sub-Advisory Agreement”).  In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement and Sub-Advisory Agreements.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Sub-Advisory Agreements, and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement and Sub-Advisory Agreements.

Advisor – Preservation Trust Advisors, LLC

Nature, Extent and Quality of Services.  The Trustees noted that PTA has assets under management of $36 million, and specializes in building diversified portfolios by identifying alternative investment strategies managed by experienced hedge fund managers and partnering with them.  The Trustees reviewed the background information provided on the key investment personnel and were satisfied with their many years of alternative investment experience along with experience in portfolio management, operations, compliance, and distribution.  They noted that the main focus of PTA’s research is the analysis and selection of “best in class” hedge fund managers and the different alternative strategies they manage.  They considered that this method allows PTA to choose diversified strategies, allocate assets based on PTA’s view of economic factors, and build and manage a portfolio.  The Trustees noted that PTA indicated it finds this is the most effective manner to run the Fund’s strategy while potentially lowering systemic risk and increasing absolute returns.  With respect to risk, the Trustees noted that PTA identified the potential loss of a sub-advisor as a key risk, and in an effort to mitigate this risk, PTA performs on-going due diligence and assesses the capability and competencies of the manager’s team holistically.  The Trustees discussed the sub-advisors and noted that although each sub-advisor is responsible for trading the strategy with its prime broker, there is close communication between PTA and sub-advisors on compliance, trading, collateral, reporting, pricing, and operations.  To this end, they noted, advisor compliance monitoring of investment limitations involves a requirement that the sub-advisors present trades that may exceed 1940 Act compliance restrictions for advisor approval prior to executing the trade.  The Trustees noted favorably that there have been no material compliance or litigation issues reported since the last contract approval.  The Board recognizes that investors may benefit from gaining access to alternative hedge fund strategies and PTA has developed a

PTA COMPREHENSIVE ALTERNATIVES FUND

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2014

platform to do so, therefore, the Board concluded that PTA will continue to provide a level of high quality service to the Fund and its shareholders.

Performance.  The Trustees reviewed the Fund’s performance over the last 1 year, 3 year, 10 year and since inception periods.  They considered that the Fund’s strategy, and advisor, were changed on November 1, 2011, and, therefore, recent performance is reflective of PTA’s returns.  They noted the Fund’s negative returns and underperformance relative to its peer group and the Multi-alternative Morningstar category average in all periods during which Preservation has served as advisor to the Fund.  They noted PTA’s representation that the Fund is more appropriately classified as a bond alternative in an investor’s overall portfolio and, therefore, its benchmarks are not necessarily indicative of the Fund’s performance.  They considered that the Fund has given up return in exchange for the lower volatility, but has performed in a similar fashion to the multi-alternative category.  The Trustees noted that they were encouraged to see that performance in 2013 has outperformed the Barclay’s AGG Index.  The Trustees concluded that, over time, the Fund has the potential to meet its objective to achieve its stated returns for shareholders.

Fees and Expenses.  The Trustees noted the Fund’s advisory fee of 1.25% is lower than the peer group average of 1.60%, and higher, but in line with, the Morningstar category average of 1.03%.  They further noted that during the last fiscal year, the Fund’s net advisory fee after waiver was 0.00%.  With respect to net expense ratio, the Trustees noted that the Fund’s ratio is higher than its peer group and Morningstar category (2.55% vs. 2.30% and 2.22%, respectively), but considered that this may be attributed, in part, to the Fund’s relatively small size.  They noted that as the Fund grows, PTA expects the net expense ratio to continue to decline.  After discussion the Trustees concluded that the fee was reasonable.

Economies of Scale. The Trustees noted that there is an expense limitation agreement in place that will benefit shareholders. The Trustees concluded, however, that until the Fund reaches a more significant size, the absence of breakpoints is acceptable.  The Trustees agreed to revisit the matter of economies of scale at the Fund’s next annual review.

Profitability.  The Trustees reviewed the profitability analysis provided by PTA and noted PTA has realized a net loss in connection with its relationship with the Fund.  The Trustees discussed PTA’s financial viability and that a representative of PTA had confirmed PTA’s continuing viability as a going concern.

Conclusion.  Having requested and received such information from PTA as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests the shareholders of the Fund.

Sub-Advisor – Coe Capital Management, LLC

Nature, Extent and Quality of Services. The Trustees noted that Coe is a research driven investment management firm founded in 1999 with approximately $370 million in assets under

PTA COMPREHENSIVE ALTERNATIVES FUND

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2014

management.  They reviewed the background information provided on the key investment personnel and were satisfied with their business and financial education, in addition to their experience in portfolio management, research and analysis, trading, compliance, and operations.  The Trustees assessed Coe’s infrastructure, and agreed that it is well organized, with resources to provide a full complement of services to the Fund.  The Trustees noted that the sub-advisor runs a long short domestic equity strategy for the Fund pari passu to other accounts managed by Coe.  The Trustees discussed Coe’s research approach, noting that it uses its research to identify material deviations between in-house modeling and analysts’ expectations for certain key metrics.  Understanding that not all risks can be eliminated, Coe has identified various risks associated with investments such as market risk, economic risk, political risk, currency risk, and other business factors, it also described to the Board’s satisfaction that it employs several tools to help manage risks such as using lower net exposure to the market or limiting concentration to any one security, use of sector specific ETF’s to hedge some sector risk, and what they believe is their strongest risk tool, their repeatable research process.  The Trustees noted favorably that Coe will monitor compliance to the Fund’s investment limitations by utilizing pre-trade compliance checks, reconciliation of previous day’s trades for proper allocation, and monthly rebalancing across the strategy, and that it has not reported any material compliance or litigation issues since the last contract approval.  The Trustees concluded that Coe has a well-organized infrastructure and sufficient resources to continue to provide a level of high quality services to the Fund to the benefit of the shareholders.

Performance.  The Trustees reviewed Coe’s performance noting that although it provided positive returns for the Fund, it underperformed its benchmark for the one year (1.77% vs. 8.29%) and since inception (2.04% vs. 8.85%) periods.  The Trustees noted that Coe appears to be capturing more of the downside and less of the upside due to ill-timed shorting.  They further noted that the standard deviation is lower than the Morningstar Multi-Alternative category, but also has given up return for lower volatility.  The Trustees concluded that the time period for evaluation is relatively short, and a more meaningful analysis can be undertaken after a longer track record (with a full market cycle) is established to determine if the Fund objective of long term capital appreciation with an emphasis on positive absolute returns and low correlation to traditional financial markets is being achieved by Coe.

Fees and Expenses.  The Trustees reviewed the annual sub-advisory fee charged by Coe and compared the fee to other accounts managed by the sub-advisor.  The Trustees noted that the fee is equal to the fees charged to other accounts managed by Coe.  The Trustees discussed PTA’s intention to partner with a sub-advisor that will provide high quality service as well as possessing the unique skill set required. The Trustees concluded that Coe’s sub-advisory fee was reasonable.

Economies of Scale.  The Board considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was a Fund level issue and should be considered with respect to the Fund’s overall advisory contract and fee.

Profitability.   The Board considered the profitability analysis provided by Coe and noted the profits realized in connection with its relationship with the Fund.  The Trustees noted the slim profitability, both in terms of percent of revenue and actual dollars.  They agreed that the projected profitability was reasonable because Coe only advises a portion of the Fund.  They further considered that Coe does not receive any additional benefit from its relationship with the

PTA COMPREHENSIVE ALTERNATIVES FUND

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2014

Fund in the form of soft dollars.  The Trustees concluded, therefore, that Coe’s level of profitability from its relationship with the Fund is not excessive.

Conclusion.  Having requested and received such information from Coe as the Board believed to be reasonably necessary to evaluate the terms of the Coe Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the nature, extent, and quality of services provided by Coe were acceptable, that the sub-advisory fee is reasonable, and that renewal of the Coe Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

Sub-Advisor – SSI Investment Management

Nature, Extent and Quality of Services.  The Trustees noted that SSI was founded in 1973 and currently manages over $1.5 billion in assets for high net worth investors, corporate and public pension plans, endowments and foundations, with the goal of enhancing client returns through the application of customized portfolio solutions.  The Board reviewed the background information provided on the key investment personnel and acknowledged their many years of investment industry experience, from which they have gained the knowledge to provide portfolio management, trading, research and analysis, operations and compliance services to the Fund.  The Trustees noted SSI’s robust infrastructure with integrated areas of support and a depth of resources.  They considered that SSI runs its convertible income strategy for the Fund pari passu to its other accounts, using both quantitative and fundamental analysis to determine which issues are best suited for the portfolio.  Recognizing that not all risks can be eliminated the Board reviewed and appreciated how SSI outlined the various risks associated with liquidity, credit spreads, interest rates, and volatility and the actionable controls they have in place in attempting to mitigate those risks.  The Trustees noted favorably the sub-advisor’s attention to compliance, in particular that in monitoring compliance to the Fund’s investment limitations, the sub-advisor codes several of the guidelines into their trading system for automated prevention and items that cannot be coded into its trading system are manually reviewed and monitored.  They noted that there have been no material compliance or litigation issues reported since the last contract approval.  The Trustees concluded that with SSI’s robust infrastructure and resource depth, they are confident that it will continue to provide a level of high quality services to the Fund and to the benefit of the shareholders.

Performance.  The Trustees reviewed SSI’s performance, relative to its benchmark, for the 1 year and since it began providing advisory services to the Funds (April 9, 2012) noting that it far exceeded the sub-advisor’s benchmark performance in each period.  They noted in particular that since the commencement date the sub-advisor returned 3.97% for its sleeve of the portfolio vs. 0.08% for its benchmark, and over the last 1 year returned 4.78% vs. 0.08%.  The Trustees agreed that the relatively short term period for analysis it appears that SSI has the potential to meet its objective within the Fund.  They noted that SSI appears to be adding alpha to the Fund, and also appears to be adding return for each unit of risk according to its alpha.  The Trustees concluded that SSI has been a positive contributor to the Fund and appears to be helping the Fund meet its objective.

Fees and Expenses.  The Trustees reviewed the annual sub-advisory fee charged by SSI and compared the current fee to other accounts managed by the sub-advisor.  The Trustees noted that the current fee was in line with the fees charged to other accounts managed

PTA COMPREHENSIVE ALTERNATIVES FUND

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2014

by SSI.  The Trustees discussed PTA’s intention to partner with sub-advisors that provide high quality service as well as possessing the unique skill set required. The Trustees concluded that SSI’s sub-advisory fee was reasonable.

Economies of Scale.  The Board considered whether SSI has experienced economies of scale with respect to the management of the Fund.  The Trustees agreed that this was a Fund level issue and should be considered with respect to the Fund’s overall advisory contract and fee.

Profitability.  The Board considered the anticipated profits realized by SSI in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund.  The Trustees noted that SSI estimated that it realized a net loss in connection with its relationship with the Fund.

Conclusion.  Having requested and received such information from SSI as the Board believed to be reasonably necessary to evaluate the terms of the SSI Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the nature, extent, and quality of services provided by SSI were acceptable, that the sub-advisory fee is reasonable, and that the SSI Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PTA COMPREHENSIVE ALTERNATIVES FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

April 30, 2014

PTA Comprehensive Alternatives Fund (Sub-Adviser – Zebra Capital Management, LLC)

In connection with the regular meeting held on May 21-22, 2013, the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Preservation Trust Advisers, LLC and Zebra Capital Management, LLC (“Zebra”), with respect to the PTA Comprehensive Alternatives Fund (the “Fund”). The Trustees noted that Zebra previously had provided the Trustees with materials related to the Sub-Advisory Agreement, including information on each firm's investment strategies executed for their existing clients.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service.  The Trustees noted the background of the key professionals, noting was founded by a Yale School of Management professor with decades of equity market analysis experience.  They further noted they were impressed with the backgrounds of the other key professionals, including their education from prestigious universities, past experience and roles with other financial institutions and that two are published authors on investment related topics.  They considered Zebra currently has $518 million under management with the aim to seek superior performance without incurring additional volatility or beta exposure.  With respect to services, the Trustees noted Zebra will perform research and analysis, security selection, portfolio construction, trading and execution, performance evaluation, compliance monitoring and risk management, in the same manner it services its current clients.  The Trustees considered Zebra seeks to mitigate potential risks associated with the strategy such as model risk, liquidity risk, and volatility, by use of a proprietary tool, Zebra Tradeworks, which produces various risk analytics and stress testing reports to provide continuous monitoring of the portfolio, and monitors compliance to the Fund’s investment guidelines, limitations, and prospectus.  The Trustees concluded Zebra’s organization seems well structured, consisting of high quality, knowledgeable, experienced personnel fully capable of delivering high quality level of service to the Fund and shareholders, who will potentially benefit from having access to a sub-adviser with a hedge fund type strategy.

Performance. Because Zebra had not begun to sub-advise the Fund, the Trustees considered the performance of hedge funds managed by Zebra, including the Zebra Global Equity Fund, LP and Zebra Japan Liquidity Return Composite.  They noted the Global Equity Fund outperformed its benchmark (the Hedge Fund Research Equity Market Neutral Index) over the last one year, 10.16% versus -2.54%, and since inception, 25.67% versus -7.01%.  They further noted the Japan Liquidity outperformed its benchmark (the Tokyo Stock Exchange Price Index) since inception with returns of 33.64% versus 24.82%, while underperforming over the last year (27.52% versus 33.64%).  They considered the positive performance favorably, but

PTA COMPREHENSIVE ALTERNATIVES FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

April 30, 2014

noted the hedge fund strategies are not similar to that of the Fund and noted Zebra has not managed a fund or strategy with a strategy similar to the Fund.  After discussion, the Trustees determined, Zebra’s performance with respect to other strategies demonstrates its skills in the markets.  They concluded Zebra has had reasonable success in other areas and would expect it would have similar outcomes for the Fund.

Fees & Expenses.  The Trustees reviewed the proposed fees noting the fee ranges from a base fee for assets up to $5 million up to a maximum fee for assets above $15 million.  They discussed the fees charged by Zebra to manage the Zebra Global Equity Fund and the 20% performance fee component.  The Trustees noted favorably that the adviser had negotiated lower fees at lower asset levels, considering this would provide a benefit to shareholders during the initial development of the Fund.  After discussion, the Trustees concluded based on the benefit of a hedge fund style and the negotiated fee structure, the proposed fee was reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability.  The Trustees reviewed the profitability analysis provided by Zebra and noted the sub-adviser did not expect to realize a profit from its relationship with the Fund during the first year.  They concluded, therefore, that profits would not be unreasonable.

Conclusion.  Having requested and received such information from Zebra as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests the shareholders of the PTA Comprehensive Alternatives Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PTA COMPREHENSIVE ALTERNATIVES FUND

EXPENSE EXAMPLES (Unaudited)

April 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
Fund’s Annualized Expense Ratio		Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period*	Ending Account Value 4/30/14	Expenses Paid During Period*
PTA Comprehensive Alternatives Fund
Class A	2.23%	$1,000.00	$1,000.00	$11.06	$1,013.74	$11.13
Class C	2.98%	$1,000.00	$996.80	$14.75	$1,010.02	$14.85
Class I	1.98%	$1,000.00	$1,001.20	$9.82	$1,014.98	$9.89

*Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PTA COMPREHENSIVE ALTERNATIVES FUND

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	106	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	106	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	106

AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	106	AdvisorOne Funds (16 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	133	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	133

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

Interested Trustees and Officers
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	106	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

  ^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-899-2726.

4/30/14 – NLFT_v4

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-899-2726 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-899-2726.

INVESTMENT ADVISOR

Preservation Trust Advisors, LLC

580 California Street, Suite 1601

San Francisco, CA 94104

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $14,000

2014 - $14,000

(b)

Audit-Related Fees

2013 - None

2014 - None

(c)

Tax Fees

2013 - $2,500

2014 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

       2013 - None

2014 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2014

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,500

2014 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/10/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/10/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

7/10/14